Strategic Partners Mutual Funds, Inc.
CIK# 0001035018
SEMI ANNUAL 04/30/05

Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 73A1, 73A2,73B1,73B2,74V1,74V2, and 74W correctly, the correct answers are as follows:


73A1/A2-

Series 4- Class A $0.1507, Class B $0.1101 Class C $0.1101,
Class L $0.1375, Class M $0.1102, Class X $0.1102

Series 5- Class C $0.0021, Class D $0.0046, Class L $0.0046,
Class M $0.0021, Class X $0.0021

Series 9- Class A $0.1030, Class B $0.0513 Class C $0.0513,
Class L $0.0930, Class M $0.0513, Class X $0.0513

Series 10- Class A $0.2777, Class B $0.2495 Class C $0.2495,
Class L $0.2682, Class M $0.2493, Class X $0.2492

Series 12- Class A $0.1311, Class B $0.0111 Class C $0.0111,
Class L $0.0911, Class M $0.0111, Class X $0.0111

Series 13- Class A $0.1538, Class B $0.0538 Class C $0.0538,
Class L $0.1238, Class M $0.0538, Class X $0.0538

Series 28- Class A $0.1367, Class B $0.0362 Class C $0.0105,
Class L $0.1031, Class M $0.0185, Class X $0.0105

73B1/B2-

Series 4- Class A $0.3013, Class B $0.3013 Class C $0.3013,
Class L $0.3013, Class M $0.3013, Class X $0.3013

Series 8- Class A $0.5004, Class B $0.5004 Class C $0.5004,
Class L $0.5004, Class M $0.5004, Class X $0.5004

Series 16- Class A $2.2531, Class B $2.2531 Class C $2.2531,
Class L $2.2531, Class M $2.2531, Class X $2.2531

Series 28- Class A $0.2849, Class B $0.2849 Class C $0.2849,
Class L $0.2849, Class M $0.2849, Class X $0.2849

74V1/74V2-

Series 2- Class A $10.92, Class B $9.38, Class C $9.36,
Class L $10.88, Class M $9.39, Class X $9.40

Series 3- Class A $12.72, Class B $12.65, Class C $12.65, Class L $12.68 Class M $12.65, Class X $12.64

Series 4- Class A $10.57, Class B $10.46, Class C $10.45, Class L $10.56, Class M $10.45, Class X $10.46

Series 5- Class C $1.00, Class D $ 1.00, Class L $1.00, Class M $1.00, Class X $1.00

Series 7- Class A $9.58, Class B $9.18, Class C $9.18, Class L $9.53, Class M $9.17, Class X $9.17

Series 8- Class A $15.26, Class B $14.66, Class C $14.63, Class L $15.18, Class M $14.64, Class X $14.65

Series 9- Class A $12.88, Class B $12.84, Class C $12.83, Class L $12.87, Class M $12.84, Class X $12.83

Series 10- Class A $7.18, Class B $7.17, Class C $7.17, Class L $7.17, Class M $7.17, Class X $7.16

Series 12- Class A $13.49, Class B $13.18, Class C $13.16, Class L $13.48,
Class M $13.18, Class X $13.16

Series 13- Class A $12.43, Class B $12.12, Class C $12.15, Class L $12.41,
 Class M $12.12, Class X $12.12

Series 14- Class A $14.22, Class B $13.71, Class C $13.68, Class L $14.16,
 Class M $13.70, Class X $13.67

Series 16- Class A $18.27, Class B $17.57, Class C $17.55, Class L $18.16,
 Class M $17.55, Class X $17.50

Series 18- Class A $9.01, Class B $8.75, Class C $8.74, Class L $8.97, Class M $8.74, Class X $8.73

Series 19- Class A $8.76, Class B $8.50, Class C $8.50, Class L $8.73,
 Class M $8.50, Class X $8.50

Series 20- Class A $4.94, Class B $4.75, Class C $4.78, Class L $4.91,
 Class M $4.78, Class X $4.79

Series 23- Class A $2.55, Class B $2.46, Class C $2.47, Class L $2.54,
 Class M $2.46, Class X $2.48

Series 24- Class A $4.29, Class B $4.19, Class C $4.17, Class L $4.26, Class M $4.18, Class X $4.17

Series 25- Class A $2.39, Class B $2.33, Class C $2.33, Class L $2.38, Class M $2.34, Class X $2.34

Series 27- Class A $11.55, Class B $11.27, Class C $11.29, Class L $11.50,
Class M $11.27, Class X $11.29

Series 28- Class A $12.42, Class B $12.38, Class C $12.38, Class L $12.40,
Class M $12.38, Class X $12.39

74W-

Series 5-  Class C $0.9996, Class D $ 0.9998, Class L $0.9996,
Class M $0.9997, Class X $0.9997